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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-67907 and 333-78091.


                                            /s/ Arthur Andersen LLP

Vienna, Virginia
March 28, 2001